Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:                                                                 )
                                                                            )           Case No.  11-20140-11-rdb
DIGITAL SYSTEMS, INC.                              )           Chapter 11
                             Debtor.                                  )
________________________________ )

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM March 1, 2012  TO March 31, 2012

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

/s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012
Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
		Current		Cumulative
		Month		to Petition Date

	1. FUNDS AT BEGINNING OF PERIOD	$ 141,042.48	(a)	$24,201.83	(b)
	2. RECEIPTS:
	A. Cash Sales			-
	Minus: Cash Refunds			-
	Net Cash Sales			-
	B. Accounts Receivable			207,739.09
	C. Other Receipts (See MOR-3)			772,146.58
	(If you receive rental income,			-
	you must attach a rent roll.)
	3. TOTAL RECEIPTS (Lines 2A+2B+2C)	0		979,885.67
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$ 141,042.48		$ 1,004.087.50
	5. DISBURSEMENTS
	A. Advertising			-
	B. Bank Charges			1,775.00
	C. Contract Labor	4,630.00		66,664.85
	D. Fixed Asset Payments (not incl. in “N”)			-
	E. Insurance			41,943.00
	F. Inventory Payments (See Attach. 2)			-
	G. Leases			-
	H. Manufacturing Supplies			-
	I. Office Supplies			1,647.33
	J. Payroll - Net (See Attachment 4B)			167,780.49
	K. Professional Fees (Accounting & Legal)	4,056.00		199,328.74
	L. Rent	750.00		53,375.66
	M. Repairs & Maintenance			-
	N. Secured Creditor Payments (See Attach. 2)			186,977.59
	O. Taxes Paid - Payroll (See Attachment 4C)			83,905.08
	P. Taxes Paid - Sales & Use (See Attachment 4C)			-
	Q. Taxes Paid - Other (See Attachment 4C)			6,630.52
	R. Telephone	91.70		9,312.61
	S. Travel & Entertainment			4,185.62
	Y. U.S. Trustee Quarterly Fees			5,525.00
	U. Utilities	248.49		7,346.68
	V. Vehicle Expenses			-
	W. Other Operating Expenses (See MOR-3)			25,896.85
	6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	12,826.09		875,871.11
	7. ENDING BALANCE (Line 4 Minus Line 6)	$ 128,216.39	(c)	$ 128,216.39	(c)

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 20th day of April, 2012.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

                          Cumulative
Description                                                          Current Month                                               Petition to Date

TOTAL OTHER RECEIPTS	Refunds	___ $ 9,043.88 _________	____$772,146.58

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.
                                                                                           Cumulative
Description                                                                                                                     Current Month                                                      Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

MOR-4

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$ 171,144.17 (a)
PLUS: Current Month New Billings
MINUS: Collection During the Month	$ (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance	$ 171,144.17 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	370,503.85	171,144.17

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectability, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be  the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT	(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance	$ 4,941.02 (a)
PLUS: New Indebtedness Incurred This Month	$
MINUS: Amount Paid on Post Petition,
Accounts Payable This Month	$
PLUS/MINUS: Adjustments	$ *
Ending Month Balance	$ 4,941.02 (c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).
Secured Creditor/ Lessor	Date Payment Due This Month	Amount Paid This Month	Number of Post Petition Payments Delinquent	Total Amount of Post Petition Payments Delinquent

(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month	$ 0.00 (a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$ *
Inventory on Hand at End of Month	$ 0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6	6 months to	Greater than	Considered
months old	2 years old	2 years old	Obsolete	Total Inventory
%	100%	%	% =	100%*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                                                  $                             -0-            (a)(b)
MINUS:  Depreciation Expense                                                               $
PLUS:  New Purchases                                                                             $
PLUS/MINUS: Adjustments or Write-downs                                      $
Ending Monthly Balance                                                                                         $                             -0-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                              BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement	$ 137,334.16
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 126.09 *
Minus Service Charges	$
Ending Balance per Check Register	$ 140,084.15**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:

   4C:   TAXES PAID-OTHER
Amount                                                      Payee                                                                 Purpose

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                               Case Number:

Reporting Period beginning                                            Period ending

NAME OF BANK:                                                            BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

           CHECK
DATE               NUMBER                             PAYEE                                          PURPOSE                                                      AMOUNT
SEE ATTACHED

TOTAL	$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.
A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL        ACCOUNT CLOSED

Ending Balance per Bank Statement	$ 0.00*
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ 0.00*
Minus Service Charges	$
Ending Balance per Check Register	$ 0.00**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor: _______________________________         Case Number:

Reporting Period beginning ______________________          Period ending

NAME OF BANK: _____________________________          BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

                                 CHECK
DATE                                      NUMBER                              PAYEE                                                  PURPOSE                                                                   AMOUNT
SEE ATTACHED

TOTAL	$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK: _________________________                  BRANCH:   ACCOUNT CLOSED

ACCOUNT NAME: ________________________                  ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$ *
Minus Service Charges	$
Ending Balance per Check Register	$ **(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)
Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                     Case Number:

Reporting Period beginning                                                   Period ending

NAME OF BANK:                                                           BRANCH:

ACCOUNT NAME:                                                         ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.
                                      CHECK
DATE                                          NUMBER                            PAYEE                                      PURPOSE                                                                                                                        AMOUNT

TOTAL	(d)
SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Instrument	Face Value	Purchase Price	Date of Purchase	Current Market Value

(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

Location of Box/Account	(Column 2) Maximum Amount of Cash in Drawer/Acct.	(Column 3) Amount of Petty Cash On Hand At End of Month	(Column 4) Difference between (Column 2) and (Column 3)

TOTAL	$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of Taxing Authority	Due Payment Due	Description	Amount	Date Last Tax Return Filed	Tax Return Period

TOTAL	$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

FOR THE REPORTING PERIOD BEGINNING March 1, 2012 and ending March 31, 2012

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner                                           Title                                   Description                                            Amount Paid

 David Owen                                                                CEO                                   Services                                                 $2,000.00

David Owen continues to provide services as the Debtor winds down at the hourly rate of $2,000 per month.

PERSONNEL REPORT
	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent and/or Carrier	Phone Number	Policy Number	Coverage Type	Expiration Date	Date Premium Due

CBIZ Insurance, Kathy Beamis	913-234-1918

CBIZ/Acuity Insurance Co.		X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire		01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

Disclosure Statement and Plan of Liquidation have been filed.

MOR-17

		3/31/2012
Ordinary Income/Expense
Expense
	0-60400 · Professional & Contract Service
	0-60410 · Consulting
	2-60410 · Consulting - Admin	2,000.00
	Total 0-60410 · Consulting	2,000.00
	Legal Fees
	2-60430 · Legal Expense	9,775.00
	Total Legal Fees	9,775.00
	Total 0-60400 · Professional & Contract Service	11,775.00
	0-60500 · Facilities & Maintenance Costs
	2-60550 · Rent Building	750
	2-60590 · Utility Expense	209.29
	Total 0-60500 · Facilities & Maintenance Costs	959.29
	0-60800 · Telecommunications
	6-60830 · Telephone Expense	91.8
	Total 0-60800 · Telecommunications	91.8
	0-62100 · Bank and Loan Charges
	2-62110 · Bank Charges	80.88
	Total 0-62100 · Bank and Loan Charges	80.88
Total Expense		12,906.97
Net Ordinary Income		-12,906.97

3/31/2012
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2	124,427.18
Total Cash Accounts	124,427.18
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	-3,465.15
0-10210 · Yen Currency Fluctuation	3,465.15
Total Foreign Cash Accounts	0.00
Total Checking/Savings	124,427.18
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	247,880.90
0-11010 · Accounts Receivable - Dealers	23,719.75
0-11100 · Allowance for Doubtful Accounts	-100,456.68
Total Accounts Receivable	171,143.97
Total Accounts Receivable	171,143.97
Other Current Assets
Prepaid Expenses
0-13000 · Prepaid Expenses	7,650.00
0-13010 · Prepaid Insurance	-29.00
Total Prepaid Expenses	7,621.00
Other Current Assets
0-14000 · Deposits	-1,000.00
Total Other Current Assets	-1,000.00
Total Other Current Assets	6,621.00
Total Current Assets	302,192.15
TOTAL ASSETS	302,192.15
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,190,520.49
0-20100 · Accounts Payable - Chpt 11	4,941.02
Total Accounts Payable	1,195,461.51
Total Accounts Payable	1,195,461.51
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40
0-21010 · Accrued Property Taxes	26,686.29
0-21020 · Accrued Sales Tax	3,366.29
Total Accrued Expenses	82,309.98
Total Accrued Liabilities	82,309.98
Total Other Current Liabilities	82,309.98
Total Current Liabilities	1,277,771.49
Total Liabilities	1,277,771.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
0-30010 · Stock Option Proceeds	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09
0-30040 · Common Stock	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47
0-30065 · Warrants	88,660.94
0-30070 · Offering Costs	-2,250,025.22
Total Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15
Total Other Comprehensive Income	3,465.15
0-32000 · Retained Deficit	-39,757,970.20
Net Income	-26,020.46
Total Equity	-975,579.34
TOTAL LIABILITIES & EQUITY	302,192.15

 1:52 PM

04/13/12

ICOP DIGITAL, INC.
Reconciliation Summary
0-10070 ■ FNB Olathe Checking 013-960-2, Period Ending 03/31/2012

March 31, 12

Beginning Balance	140,303.24
Cleared Transactions
Checks and Payments - 7 items	-12,906.97
Total Cleared Transactions	-12,906.97

Cleared Balance	127,396.27
Uncleared Transactions
Checks and Payments - 3 items	-219.09
Total Uncleared Transactions	-219.09
Register Balance as of 03/31/2012	127,177.18
New Transactions
Checks and Payments - 2 items	-2,750.00
Total New Transactions	-2,750.00
Ending Balance	124,427.18

STATEMENT DATE
03/31/12
ACCOUNT NUMBER
5900139602
008528 0.6500 AV 0.350 TR00025
DIGITAL SYSTEMS INC UJ DEBTOR IN POSSESSION OPERATING ACCOUNT 15621 W 87TH ST PKWY STE 355 LENEXA KS 66219-1435
5 CYCLE-030
*** CHECKING *** COMMERCIAL DDA KC
PREVIOUS STATEMENT BALANCE AS OF 02/29/12 140,303.24
PLUS 0 DEPOSITS AND OTHER CREDITS .00
LESS 7 CHECKS AND OTHER DEBITS 12,906.97
CURRENT STATEMENT BALANCE AS OF 03/31/12 127,396.27
NUMBER OF DAYS IN THIS STATEMENT PERIOD 31
*** CHECK TRANSACTIONS ***
SERIAL DATE AMOUNT SERIAL DATE AMOUNT
1034 03/01 2,000.00 1037 03/13 94.09
1035 03/05 750.00 1038 03/13 9,775.00
1036 03/13 115.20
*** CHECKING ACCOUNT TRANSACTIONS ***
DATE DESCRIPTION DEBITS CREDITS
03/05 AC-ATT -Payment 91.80
03/12 ACCOUNT ANALYSIS SERVICE CHRG 80.88
*** BALANCE BY DATE ***
02/29 140,303.24 03/01 138,303.24 03/05 137,461.44 03/12 137,380.56 03/13 127,396.27
IF YOU HAVE QUESTIONS CONCERNING THIS STATEMENT, PLEASE CALL OUR CUSTOMER SERVICE CENTER AT (800)438-0378. THANK YOU FOR ALLOWING ENTERPRISE TO SERVE YOUR BANKING NEEDS.

Account: 5900139602 Enterprise Bank & Trust
Period: 3/1/2012 to 3/31/2012
1034 03/01/12 $2000.00
1035 03/05/12 $750.00
1036 03/13/12 $115.20
1037 03/13/12 $94.09
1038 03/13/12 $9775.00